Financial and capital risk management and fair value measurement	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial and capital risk management and fair value measurement
23. Financial and capital risk management and fair value measurement
23.1 Capital risk management
The Group’s objectives when managing capital are to safeguard the ability to continue as a going concern and ensure that sufficient capital is in place to fund the Group’s R&D activities and operations. The Group’s principal method of adjusting the capital available is through issuing new shares or arranging suitable debt financing, including issuance of related warrants. The Group’s share capital and share premium are disclosed in Note 16. The Group’s loans are disclosed in Note 18. The Group monitors the availability of capital with regards to its committed and forecasted future expenditure on an ongoing basis.
The Group has set up an Employee Benefit Trust which currently holds ADSs to satisfy exercises of options under the Company’s share option schemes (see Note 26).
23.2 Financial risk management objectives and policies
The Group seeks to maintain a balance between equity capital and convertible and secured debt to provide sufficient cash resources to execute the business plan. In addition, the Group maintains a balance between cash held on deposit and short-term investments in pound sterling and other currencies to reduce its exposure to foreign exchange fluctuations in respect of its planned expenditure.
Group’s principal financial instruments comprise warrants, convertible loan notes and trade payables which arise directly from its operations. The Group has various financial assets, including receivables and cash and short-term deposits.
Interest rate risk
The Group’s policy in relation to interest rate risk is to monitor short and medium-term interest rates and to place cash on deposit for periods that optimize the amount of interest earned while maintaining access to sufficient funds to meet the cost of is operating activities and future research and development activities.
Prior to the repayment of the bank loan in full in December 2020, the interest payable was fixed. Consequently, there is no material exposure to interest rate risk in respect of interest payable.
Foreign currency risk
The Group currently has no revenue. The majority of operating costs are denominated in pound sterling, US dollars and Euros. Funding to date has been secured in a mixture of pound sterling and US dollars and therefore a level of natural hedging exists in respect of operating costs. Foreign exchange risk arises from R&D activities, commercial transactions and recognized assets and liabilities in foreign currencies.
Credit and liquidity risks
The Group’s policy is to deposit funds with multiple highly rated banks and financial institutions and also seeks to diversify its investments where this is consistent with achieving competitive rates of return. The Group’s liquid resources are invested with regard to the timing of payments to be made in the ordinary course of business. Investments of surplus funds are made only with approved counterparties and within credit limits assigned to each counterparty. Counterparty credit limits are reviewed by the Group’s Board of Directors on an annual basis and may be updated throughout the year subject to approval of the Group’s Audit and Risk Committee.
The Group’s maximum exposure to credit risk for the components of the balance sheet at December 31, 2020 are the carrying amounts. The Group does not face a significant liquidity risk with regards to its lease liabilities. The Group monitors its funding requirements through preparation of short-term, mid-term
and long-term forecasts.

23.3 Fair value hierarchy

	Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
		£’000s	£’000s	£’000s	£’000s
Liabilities measured at fair value
Provision for deferred cash consideration (Note 19)	December 31, 2020	1,525	—	—	1,525
Warrant liability (Note 20)	December 31, 2020	50,775	—	845	49,930

	Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
		£’000s	£’000s	£’000s	£’000s
Liabilities measured at fair value
Provision for deferred cash consideration (Note 19)	December 31, 2019	1,654	—	—	1,654
Provision for contingent consideration	December 31, 2019	354	—	—	354
Warrant liability (Note 20)	December 31, 2019	131	—	131	—
Liabilities for which fair values are disclosed
Bank loan (Note 18)	December 31, 2019	20,512	—	20,512	—
There were no transfers between Level 1 and Level 2 during the years ended December 31, 2020 and 2019.
The carrying values of financial assets and financial liabilities are recorded at amortized cost in the consolidated financial statements are approximately equal to their fair values.

The following table presents the changes in Level 3 items for the periods ended December 31, 2020 and December 31, 2019:

	Provision for deferred cash consideration	Provision for contingent consideration
	£’000s	£’000s
January 1, 2019	2,131	—
Unwinding of the time value of money (recognized as a finance cost)	221	—
Change in estimate relating to probabilities (revision to intangible asset, see Note 12)	(698)	—
Change in estimate relating to probabilities (recognized as an administrative expense)	—	354

December 31, 2019	1,654	354

January 1, 2020	1,654	354
Settled during the year	—	(354)
Unwinding of the time value of money (recognized as a finance cost)	157	—
Change in estimate relating to probabilities (revision to intangible asset, see Note 12)	(286)	—
Change in estimate relating to probabilities (recognized as an administrative expense)	—	—

December 31, 2020	1,525	—

The following methods and assumptions were used to estimate the fair values:

•
The warrant liability is estimated using a Black-Scholes model, taking into account appropriate amendments to inputs in respect of volatility, remaining expected life of the warrants, cost of capital, probability of success and rates of interest at each reporting date.

•
The fair value of the provision for deferred cash consideration is estimated by discounting future cash flows using rates currently available for debt on similar terms and credit risk. In addition to being sensitive to a reasonably possible change in the forecast cash flows or the discount rate, the fair value of the deferred cash consideration is also sensitive to a reasonably possible change in the probability of reaching certain milestones. The valuation requires management to use unobservable inputs in the model, of which the significant unobservable inputs are disclosed in the tables below. Management regularly assesses a range of reasonably possible alternatives for those significant unobservable inputs and determines their impact on the total fair value.

•
At December 31, 2020, the Group estimates the fair value of the contingent consideration liability to be £nil. An amount of £0.4 million was paid during the year relating to the Navi milestone received. The estimated contingent consideration payable is based on a risk-adjusted, probability-based scenario. Under this approach the likelihood of future payments being made to the former shareholders of Mereo BioPharma 5, Inc. under the CVR arrangement is considered. The estimate could materially change over time as the development plan and subsequent commercialization of the Navi product progresses.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2020 and 2019 are as follows:

	Valuation technique	Significant unobservable inputs	Input range (weighted average)	Sensitivity of the input to fair value

Provision for deferred cash consideration	DCF	WACC	2020: 12%	1% increase/decrease would result in a decrease/increase in fair value by £25,000

		WACC	2019: 15.3%	1% increase/decrease would result in a decrease/increase in fair value by £33,000

		Probability of success	2020: 13.8%–95%	10% increase/decrease would result in an increase/decrease in fair value by £0.4 million

		Probability of success	2019: 15.8%–95%	10% increase/decrease would result in an increase/decrease in fair value by £0.3 million

Contingent consideration liability	DCF	Ongoing uncertainty in the clinical development of the Navi product	Not applicable	Total potential payments future payments relating to the contingent consideration liability on a gross, undiscounted basis are approximately $80million.

Regulatory approval and commercialisation risks
Sensitivity of the input to fair value is primarily driven by uncertainty in the clinical development of the Navi product. Future potential payments under the CVR arrangement are contingent on i) future development milestones and ii) future sales of the Navi product, following regulatory approval and commercialization. In January 2020, the Company entered into the licence agreement as detailed in Note 13. Although pursuant to the licence agreement the Company is entitled to additional payments of up to $302 million, there is still significant uncertainty that exist in respect of any milestone and royalty payments under the licence agreement.

Warrant liability related to the private placement	Black- Scholes model	Expected volatility	2020: 85.1%
Volatility was estimated by reference to the
six-month
historical volatility of the historical share price of the Company.
If the volatility is increased to 93.8% based on three-month historical volatility, the carrying value of the warrants as of December 31, 2020 would increase to £52.9 million.

23.4 Liquidity risk
The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments at December 31, 2020:

	Payments due by period
	Up to 1 year	1–3 years	3–5 years	Over 5 years	Total
	£’000s	£’000s	£’000s	£’000s	£’000s
Leases	849	960	448	–	2,257
Trade and other payables (Note 21)	3,333	–	–	–	3,333

	4,182	960	448	–	5,590

The Group may incur potential payments upon achievement of clinical, regulatory and commercial milestones, as applicable, or royalty payments that may be required to be made under license agreements the Group entered into with various entities pursuant to which the Group has in-licensed
certain intellectual property, including license agreements with Novartis and AstraZeneca. Due to the uncertainty of the achievement and timing of the events requiring payment under these agreements, the amounts to be paid are not fixed or determinable at this time and no such amounts are included here in.
23.5 Market risk
The functional currency of the Company and all subsidiaries is pound sterling except for Mereo BioPharma 5, Inc. whose functional currency is US dollars. The Group incurs expenditures in foreign currencies and is exposed to the risks of foreign exchange rate movements, with the impact recognized in the consolidated statement of comprehensive loss. The Group seeks to minimize this exposure by passively maintaining foreign currency cash balances at levels appropriate to meet foreseeable foreign currency expenditures. The Group does not hedge potential future cash flows or income.
The table below shows analysis of the pound sterling equivalent of period-end
cash and Short-term deposits balances by currency:

	Year ended December 31,
	2020	2019
Cash:
Pound sterling	17,809	2,525
US dollars	5,586	13,807
Swiss francs	9	11
Euro	65	4

	23,469	16,347

The table below shows those transactional exposures that give rise to net currency gains and losses recognized in the consolidated statement of comprehensive income. Such exposures comprise the net monetary assets and monetary liabilities of the Group that are not denominated in the functional currency of the relevant Group entity.
As at December 31, these exposures
 were as follows:

	Year ended December 31,
	2020	2019
Net foreign currency assets/(liabilities):
US dollars	4,088	(219)
Swiss francs	9	(6)
Euro	(513)	(812)

	3,584	(1,037)

The most significant currencies in which the Group transacts, other than pound sterling, are the US dollar and the Euro. The Group also transacts in other currencies as necessary.
The following table illustrates the sensitivity to a 10% weakening or strengthening in the period-end
rate in the US dollar and the Euro against pound sterling:

Year ended December 31, 2020	US dollar		Euro
Net foreign currency assets/(liabilities)	£	’000s	£	’000s
Loss before tax		(372)		47
Equity		(372)		47

Year ended December 31, 2019	US dollar		Euro
Net foreign currency assets/(liabilities)	£	’000s	£	’000s
Loss before tax		20		74
Equity		20		74